UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2024

Owens Corning

(Exact name of registrant as specified in its charter)

DE	1-33100	43-2109021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Owens Corning Parkway Toledo, Ohio	43659
(Address of principal executive offices)	(Zip Code)

419-248-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously announced, on February 9, 2024, Owens Corning, a Delaware corporation (“Owens Corning”), MT Acquisition Co ULC, a wholly owned subsidiary of Owens Corning (“Purchaser”), and Masonite International Corporation (“Masonite”) entered into an Arrangement Agreement (the “Agreement”) providing for Owens Corning’s acquisition of Masonite. Under the terms of the Agreement, Purchaser will acquire all of the issued and outstanding common shares of Masonite (the “Arrangement”).

In satisfaction of one of the closing conditions, Owens Corning received U.S. antitrust clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) in connection with the Arrangement, following the expiration of the HSR Act waiting period at 11:59 p.m. on April 26, 2024. Masonite previously announced receipt of Masonite shareholder approval of the Arrangement on April 25, 2024.

Owens Corning and Masonite anticipate the closing of the Arrangement in May 2024, subject to the satisfaction or waiver of other customary closing conditions.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements present our current forecasts and estimates of future events. These statements do not strictly relate to historical or current results and can be identified by words such as “anticipate,” “appear,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “seek,” “should,” “strategy,” “will” and other terms of similar meaning or import in connection with any discussion of future operating, financial or other performance. These forward-looking statements are subject to risks, uncertainties and other factors and actual results may differ materially from any results projected in the statements. These risks, uncertainties and other factors include, without limitation: statements regarding the expected timing and structure of the Arrangement; the ability of the parties to complete the Arrangement; the expected benefits of the Arrangement, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of Owens Corning following completion of the Arrangement; and factors detailed from time to time in Owens Corning’s SEC filings.

All forward-looking statements in this communication should be considered in the context of the risks and other factors described above and in the specific factors discussed under the heading “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, in each case as these risk factors are amended or supplemented by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which have been or will be incorporated by reference into this communication. Any users of this communication should not interpret the disclosure of any risk factor to imply that the risk has not already materialized. Any forward-looking statements speak only as of the date the statement is made and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities laws. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results may differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS CORNING

April 29, 2024	By:	/s/ Todd W. Fister
	Name:	Todd W. Fister
	Title:	Executive Vice President and Chief Financial Officer